UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File Number)	20-2697511 (I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, IL	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment No. 1”) on Form 8-K/A amends and supplements the Current Report on Form 8-K of CF Industries Holdings, Inc. (“CF Holdings”), filed with the Securities and Exchange Commission on April 7, 2010 (the “Initial 8-K”), to include the financial statements and pro forma financial information of Terra Industries Inc. (“Terra”) permitted to be excluded from the Initial 8-K by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K if filed by amendment to the Initial Form 8-K no later than 71 calendar days after the date on which the Initial 8-K was required to be filed. This Amendment No. 1 also incorporates by reference in its entirety the Terra Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 10-K”).

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The 2009 10-K is filed as Exhibit 99.1 to this Amendment No. 1 and is incorporated in its entirety herein by reference.  The 2009 10-K includes the audited consolidated financial statements and related financial statement schedule of Terra and subsidiaries as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the independent public accounting firm’s reports related thereto are included in the 2009 10-K.

(b) Pro forma financial information

The unaudited pro forma condensed combined consolidated financial statements of CF Holdings as of and for the year ended December 31, 2009 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated in their entirety herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of Terra Industries Inc.

99.1	Terra Industries Inc. Annual Report on Form 10-K for the year ended December 31, 2009

99.2	Unaudited pro forma condensed combined consolidated financial statements of CF Industries Holdings, Inc. as of and for the year ended December 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2010	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
	Name:	Douglas C. Barnard
	Title:	Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of Terra Industries Inc.

99.1	Terra Industries Inc. Annual Report on Form 10-K for the year ended December 31, 2009

99.2	Unaudited pro forma condensed combined consolidated financial statements of CF Industries Holdings, Inc. as of and for the year ended December 31, 2009